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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): January 8, 2007


                             Commission File Number


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                    Delaware                                     36-3972986
 (State or other jurisdiction of incorporation               (I.R.S. Employer
                or organization)                          Identification Number)

                             9900 West 109th Street
                                    Suite 600
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO RIGHTS AGREEMENT

On January 8, 2007, Compass Minerals International, Inc., a Delaware corporation (the "Company"), and UMB Bank, n.a., as successor rights agent ("Rights Agent"), entered into Amendment Number Two (the "Amendment") to that certain Rights Agreement (the "Agreement") effective December 11, 2003, amended June 15, 2004.

The Amendment between the Company and the Rights Agent amends the Agreement to
(i) include a "TIDE" provision; and (ii) modify the definition of "Exempt Person" in Section 1.8 of the Agreement.

INDEPENDENT DIRECTOR EVALUATION. The Amendment contains a so-called "TIDE" provision, which requires that a shareholder rights agreement committee composed of non-management members of the Board of Directors (the "Board") selected by members of the Board that have been determined by the Board to be "independent directors" in accordance with New York Stock Exchange listing standards, shall meet no later than November 30, 2009 and not less than once every three years to determine whether maintaining the Agreement continues to be in the best interest of the Company's shareholders. The TIDE provision is designed to protect the Company and its shareholders from unsolicited attempts or inequitable offers to acquire the Company.

DEFINITION OF "EXEMPT PERSON". The Amendment to the Agreement modifies the definition of "Exempt Person". Prior to the Amendment, the definition of "Exempt Person" included an exemption for a specific entity and its affiliates and associates (as defined in the Agreement) who were former majority stockholders of the Company. The Amendment revised the definition of "Exempt Person" to remove this exemption.

The Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated into this Item 1.01 by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


(d)  Exhibits:

Exhibit           No. Document
-------           ------------
10.1              Amendment Number Two to that certain Rights Agreement
                  effective January 8, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMPASS MINERALS INTERNATIONAL, INC.

Date:  January 11, 2007          /s/ Rodney L. Underdown
                                 --------------------------------------
                                 Rodney L. Underdown
                                 Vice President, Chief Financial Officer and
                                 Secretary